                                                                    EXHIBIT 25.1

================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|

                             ----------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                       13-5160382
(State of incorporation                        (I.R.S. employer
if not a U.S. national bank)                   identification no.)

One Wall Street, New York, N.Y.                10286
(Address of principal executive offices)       (Zip code)

                             ----------------------

                        PP&L Transition Bond Company LLC
              (Exact name of obligor as specified in its charter)


Delaware                                       23-3004428
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

PP&L Transition Bond Company LLC
Two North Ninth Street
Allentown, Pennsylvania                         18101
(Address of principal executive offices)       (Zip code)

                                 _____________

                      Transition Bonds Issuable in Series
                      (Title of the indenture securities)

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1.  General information.  Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

----------------------------------------------------------------------------------
    Name                                       Address
----------------------------------------------------------------------------------

    Superintendent of Banks of the State of    2 Rector Street, New York,
    New York                                   N.Y.  10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                               N.Y.  10045

    Federal Deposit Insurance Corporation      Washington, D.C.  20429

    New York Clearing House Association        New York, New York 10005


    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 19th day of July, 1999.


                                  THE BANK OF NEW YORK



                                  By: /s/  REMO J. REALE
                                      ---------------------------------
                                    Name:  REMO J. REALE
                                    Title: VICE  PRESIDENT

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                                      Dollar Amounts
                                                                             In Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency and                               $ 4,508,742
  coin...........................................
 Interest-bearing balances.......................                              4,425,071
Securities:
 Held-to-maturity securities.....................                                836,304
 Available-for-sale securities...................                              4,047,851
Federal funds sold and Securities purchased                                    1,743,269
 under agreements to resell......................
Loans and lease financing receivables:
 Loans and leases, net of unearned
 income...............39,349,679
 LESS: Allowance for loan and
 lease losses............603,025
 LESS: Allocated transfer risk
 reserve........................15,906
 Loans and leases, net of unearned income,                                    38,730,748
  allowance, and reserve.........................
Trading Assets...................................                              1,571,372
Premises and fixed assets (including capitalized                                 685,674
 leases).........................................
Other real estate owned..........................                                 10,331
Investments in unconsolidated subsidiaries and                                   182,449
 associated companies............................
Customers' liability to this bank on acceptances                               1,184,822
 outstanding.....................................
Intangible assets................................                              1,129,636
Other assets.....................................                              2,632,309
Total assets.....................................                            $61,688,578
LIABILITIES
Deposits:
 In domestic offices.............................                            $25,731,036
 Noninterest-bearing  10,252,589
 Interest-bearing  15,478,447
 In foreign offices, Edge and Agreement                                       18,756,302

  subsidiaries, and IBFs.........................
 Noninterest-bearing  111,386
 Interest-bearing  18,644,916
Federal funds purchased and Securities sold                                    3,276,362
 under agreements to repurchase..................
Demand notes issued to the U.S.Treasury..........                                230,671
Trading liabilities..............................                              1,554,493
Other borrowed money:
 With remaining maturity of one year or less.....                              1,154,502
 With remaining maturity of more than one year                                       465
  through three years............................
 With remaining maturity of more than three years                                 31,080
Bank's liability on acceptances executed and                                   1,185,364
 outstanding.....................................
Subordinated notes and debentures................                              1,308,000
Other liabilities................................                              2,743,590
Total liabilities................................                             55,971,865
EQUITY CAPITAL
Common stock.....................................                              1,135,284
Surplus..........................................                                764,443
Undivided profits and capital reserves...........                              3,807,697
Net unrealized holding gains (losses) on                                          44,106
 available-for-sale securities...................
Cumulative foreign currency translation                                        (  34,817)
 adjustments.....................................
Total equity capital.............................                              5,716,713
Total liabilities and equity capital.............                            $61,688,578

I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni                                       Directors
Alan R. Griffith
Gerald L. Hassell